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                                                                 EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 3, 2007, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-146357) and related Prospectus of Milestone AV Technologies, Inc. (f/k/a "CSAV Holding Corp.") for the registration of 12,000,000 shares of its common stock.



                                               /s/ Ernst & Young LLP

Minneapolis, Minnesota
December 12, 2007